SCHEDULE OF INVENTORIES (Details) ¥ in Thousands, $ in Thousands	Mar. 31, 2026 USD ($)	Mar. 31, 2026 CNY (¥)	Mar. 31, 2025 CNY (¥)	Mar. 31, 2024 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials		¥ 9,622	¥ 10,474
Work in progress		1,137	2,941
Finished goods		9,810	13,712
Total inventory, gross		20,569	27,127
Inventory reserve		(16,737)	(20,776)	¥ (10,920)
Total inventory, net	$ 556	¥ 3,832	¥ 6,351